UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2019

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Fifth Avenue South

Naples, FL 34102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 960-4687

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one Warrant	GPAQU	Nasdaq Capital Market
Class A common stock, $0.0001 par value per share	GPAQ	Nasdaq Capital Market
Warrants to purchase Class A common stock	GPAQW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2019, Gordon Pointe Acquisition Corp., a Delaware corporation (“GPAQ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among GPAQ, GPAQ Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of GPAQ (“Holdings”), GPAQ Acquiror Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Acquiror Merger Sub”), GPAQ Company Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“Company Merger Sub” and, together with Acquiror Merger Sub, the “Merger Subs”), HOF Village, LLC, a Delaware limited liability company (“HOFV”) and HOF Village Newco, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOFV (“Newco”). Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Merger Agreement provides for a business combination transaction pursuant to which: (i) Acquiror Merger Sub will be merged with and into GPAQ, with GPAQ continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with security holders of GPAQ receiving substantially equivalent securities of Holdings (the “Acquiror Merger”), and (ii) Company Merger Sub will be merged with and into Newco, with Newco continuing as the surviving entity and a wholly-owned subsidiary of Holdings and with the members of Newco receiving shares of common stock of Holdings (the “Company Merger”, and together with the Acquiror Merger, the “Mergers”). In advance of the Mergers, HOFV will transfer all of its assets and liabilities to Newco.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Acquiror Merger (the “Effective Time”): (a) each issued and outstanding unit of GPAQ will be detached and the holder thereof shall be deemed to hold one share of GPAQ common stock and one GPAQ warrant, (b) each issued and outstanding share of GPAQ common stock (including each share of Class F common stock, but excluding any shares held by a GPAQ stockholder that elects to have its shares redeemed pursuant to GPAQ’s organizational documents) will be converted automatically into the right to receive one share of Holdings common stock, following which all shares of GPAQ common stock shall cease to be outstanding and shall automatically be canceled and shall cease to exist; (c) each issued and outstanding GPAQ warrant (including GPAQ private placement warrants but excluding any warrants held by a GPAQ stockholder that elects to have its shares redeemed pursuant to GPAQ’s organizational documents) shall be automatically converted into one Holdings warrant, following which all GPAQ warrants shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist; and (d) each issued and outstanding interest in Newco (the “Newco Units”) will be converted automatically into the right to receive a pro rata portion of the Company Merger Consideration (as defined below).

At the Effective Time, Holdings name will be changed to Hall of Fame Resort & Entertainment Company.

Company Merger Consideration

The value of the aggregate merger consideration (the “Company Merger Consideration”) to be paid pursuant to the Merger Agreement to the holders of Newco Units as of immediately prior to the Effective Time (the “Newco Holders”) will be an amount equal to: (i) the aggregate capital contributions of the members of HOFV as set forth in a certificate of HOFV delivered at least five (5) days prior to the Closing Date (the “Closing Date Company Contributed Capital Amount”), multiplied by (ii) the Exchange Ratio of 1.2, divided by (iii) the Per Share Price of $10.00. The Company Merger Consideration will be paid in shares of Holdings common stock (the “Holdings Common Stock”).

In addition, effective as of the Effective Time, each (i) Company Convertible Note of HOFV held by an electing noteholder will be cancelled and converted into that number of shares of Holdings Common Stock equal to the outstanding principal amount of, and accreted interest on, such convertible note as of immediately prior to the Effective Time, multiplied by the Exchange Ratio and divided by the Per Share Price (rounded up to the nearest whole number of shares of Holdings Common Stock) and (ii) New Company Convertible Note of HOFV issued on or after August 22, 2019 but no later than September 30, 2019 will be cancelled and converted into that number of shares of Holdings Common Stock equal to the outstanding principal amount of, and accreted interest on, such convertible note as of immediately prior to the Effective Time (with the aggregate principal amount of all such notes not to exceed 5% of the Company Contributed Capital Amount as of the date of the Merger Agreement), divided by the Per Share Price (rounded up to the nearest whole number of shares of Holdings Common Stock).

Further, effective as of the Effective Time, each of the debt commitments of American Capital Center, LLC and IRG, LLC funded to HOFV that are then outstanding (the “ACC Funded Debt Commitments” and the “IRG, LLC Funded Debt Commitments”, respectively) will automatically be cancelled and converted into that number of shares of Holdings Common Stock equal to the outstanding principal amount of, and unpaid interest on, such ACC Funded Debt Commitments and IRG, LLC Funded Debt Commitments (as applicable) as of immediately prior to the Effective Time, multiplied by the Exchange Ratio and divided by the Per Share Price (rounded up to the nearest whole number of shares of Holdings Common Stock); provided that any ACC Funded Debt Commitments created from and after September 12, 2019 (the “New ACC Funded Debt”) will automatically be cancelled and converted into that number of shares of Holdings Common Stock equal to the then outstanding principal amount of, and unpaid interest on, such New ACC Funded Debt divided by the Per Share Price (rounded up to the nearest whole number of shares of Holdings Common Stock).

Further, in order to support the transactions contemplated by the Merger Agreement, GPAQ’s sponsor, Gordon Pointe Management, LLC (the “Sponsor”) has agreed to transfer to HOFV, promptly after the Closing, certain of the shares of Holdings Common Stock and Holdings Warrants that the Sponsor will receive upon conversion of its Class F common shares and private placement warrants at the Effective Time. Such shares of Holdings Common Stock and Holdings Warrants will be subject to the terms of the lock-up agreement described below; provided however that HOFV shall, at the Sponsor’s request, transfer all of such Holdings Warrants to a Gold Jacket player fund or similar vehicle, for the benefit of Hall of Fame players.

Payment of Expenses

On the Closing Date, GPAQ will pay or cause to be paid certain outstanding expenses of HOFV, GPAQ, the Sponsor and the other parties to the Merger Agreement out of Available Closing Date Cash.

On the Closing Date, Holdings will issue (i) 1,078,984 shares of Holdings Common Stock at the Per Share Price to The Klein Group, LLC and 610,000 shares of Holdings Common Stock at the Per Share Price to Industrial Realty Group in satisfaction of outstanding fees and expenses owed by HOFV to The Klein Group, LLC and Industrial Realty Group, respectively; and (ii) to the Sponsor that number of shares of Holdings Common Stock at the Per Share Price to the Sponsor upon conversion of the outstanding principal amount of, and accrued and unpaid interest on, the loans made by the Sponsor to GPAQ through the Closing Date.

In addition, at the Closing, GPAQ will pay or cause to be paid out of Available Closing Date Cash certain expenses incurred by the National Football Museum, Inc., an Ohio non-profit corporation (“PFHOF”) incurred in connection with the Hall of Fame Village development project, and Holdings will issue 420,000 shares of Holdings Common Stock at the Per Share Price to PFHOF in full satisfaction of certain outstanding fees and expenses owed by HOFV to PFHOF.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of HOFV, Newco, GPAQ, Holdings and the Merger Subs. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. None of the representations and warranties made by the parties survive the Closing.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of the business prior to consummation of the transactions and efforts to satisfy conditions to consummation of the transactions. None of the covenants, obligations or agreements of the parties survive the Closing except for those covenants and agreements that by their terms expressly apply in whole or in part after the Closing (and then only with respect to any breaches occurring after the Closing).

The Merger Agreement and the consummation of the transactions contemplated thereby require the approval of GPAQ’S stockholders. In connection with the Merger, GPAQ, Holdings and HOFV agreed to prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) containing a prospectus/proxy statement registering the issuance of Holdings Common Stock and Holdings Warrants in the Mergers under the Securities Act of 1933, as amended (the “Securities Act”), and soliciting proxies from GPAQ stockholders for use at a special meeting to approve the Merger Agreement.

HOFV and GPAQ also agreed not to solicit or enter into any alternative competing transactions during the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the Closing.

Conditions to Closing

The obligations of the parties to consummate the Mergers are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the waiting period under the Hart-Scott-Rodino Act having expired or been terminated, (ii) no governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the transactions being in force, (iii) the Registration Statement having become effective in accordance with the provision of the Securities Act and no proceeding seeking a stop order having been threatened or initiated by the SEC which remains pending, (iv) the approval for listing by Nasdaq of the listing of the Holdings Common Stock and Holdings Warrants; and (v) the approval of GPAQ’s stockholders of the transactions contemplated by the Merger Agreement having been obtained.

Unless waived by GPAQ, the obligations of GPAQ to consummate the Mergers are subject to the satisfaction of certain closing conditions, including GPAQ having received certain ancillary documents, including an employment agreement between Holdings and Michael Crawford to be the CEO of Holdings, and executed Release Agreements from each member of HOFV, PFHOF and Hall of Fame Village, Inc. immediately prior to the Closing, as described below.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including by written notice by either GPAQ or HOFV if the Closing has not occurred on or prior to December 16, 2019 or for a breach by the other party of its representations, warranties or covenants such that the related Closing condition would not be met which breach is uncured and continuing. GPAQ may terminate the Merger Agreement by written notice to HOFV if , among other things, (i) HOFV has not executed and delivered a Media License Agreement between HOFV, Newco and PFHOF and an Amended and Restated PFHOF Licenses Agreement between HOFV, Newco and PFHOF on or before September 30, 2019, or (ii) if certain financial statements required to be delivered by HOFV to GPAQ pursuant to the Merger Agreement are not delivered to GPAQ on or before October 22, 2019. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, termination, waiver of claims against the trust account, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any intentional and willful breach of the Merger Agreement prior to such termination.

The section above describes the material provisions of the Merger Agreement but does not purport to describe all of the terms thereof. The foregoing summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Related Agreements

Lock-Up Agreement

At the Closing, each of the Newco Holders, the Sponsor, Douglas L. Hein, Robert B. Cross, David Dennis, Joseph F. Mendel and Neeraj Vohra will enter into a Lock-Up Agreement with Holdings (the “Lock-Up Agreement”). Under the Lock-Up Agreement, each holder will agree not to, among other things, sell, offer to sell, contract or agree to sell, hypothecate, pledge, sell any option or contract to purchase, grant any option, right or warrant, make any short sale or otherwise transfer or dispose of or lend its portion of any Holdings Common Stock (or any securities convertible into, or exercisable or exchangeable for, or that represent the right to receive, Holdings Common Stock) for a period after Closing ending on the date that is the later of (i) 180 days after the Closing and (ii) the expiration of the “Founder Shares Lock-up Period” under the Letter Agreement, dated January 24, 2018 among GPAQ, its officers and directors and initial shareholders and the Sponsor.

Director Nominating Agreement

At the Closing, GPAQ, Holdings, HOFV, the Sponsor and PFHOF will enter into a Director Nominating Agreement (the “Director Nominating Agreement”), which provides that Holdings shall take all necessary action to set the size of its board of directors (the “Holdings’ Board”) at no more than eleven members, a majority of whom shall be independent directors in accordance with Nasdaq requirements. The Holdings Board will be made up of three classes: Class A Directors who shall serve for an initial one-year term, Class B Directors who shall serve for an initial two-year term, and Class C Directors who shall serve for an initial three-year term. The following individuals will be directors as of the Effective Time: (i) Michael Klein, C. David Baker and one independent director will be Class A Directors; (ii) Stuart Lichter, an independent director nominated by HOFV and two other independent directors will be Class B Directors; and (iii) James Dolan, Michael Crawford and two independent directors will be Class C Directors. The Director Nominating Agreement further provides that (i) so long as the Sponsor beneficially owns 85% of the total number of shares of Holdings Common Stock held by it as of the Effective Time, the Sponsor will have the right to designate one individual to be appointed or nominated for election to the Holdings’ Board, (ii) so long as HOFV beneficially owns at least 85% of the total number of shares of Holdings Common Stock held by it as of the Effective Time, HOFV will have the right to designate up to 4 individuals to be appointed or nominated for election to the Holdings’ Board, one of whom must be Michael Klein and one of whom must qualify as an independent director under the Nasdaq rules (or up to (a) three individuals, if it owns less than 85% but at least 65%, (b) two individuals, if it owns less than 65% but at least 45%, or (c) one individual, if it owns less than 45% but at least 15%), and (iii) so long as PFHOF beneficially owns at least 85% of the total number of shares of Holdings Common Stock held by it as of the Effective Time, PFHOF will have the right to designate up to one individual to be appointed or nominated for election to the Holdings’ Board. HOFV and PHFOF may each designate up to one individual to serve as a Holdings Board observer, who will initially be Richard Klein and Randall C. Hunt, respectively. The parties to the Director Nominating Agreement will, among other things, agree to take certain actions to support those nominees for election and include the nominees in the proxy statements for the stockholders meetings at which directors are to be elected.

Release Agreement

At the Closing, each of the members of HOFV and National Football Museum, Inc. (each, a “Holder”) will enter into a Release Agreement with GPAQ, Holdings and Newco pursuant to which (i) each Holder generally releases all claims against GPAQ, the Merger Subs, Holdings, Newco and their affiliates that such Holder may have prior to the Effective Time, except for certain Retained Claims, and (ii) each Holder consents to the termination of certain contracts to which it is a party with HOFV and its affiliates effective immediately prior to the Effective Time without any cost or other liability to Newco, Holdings or its subsidiaries.

This section describes the material provisions of the Lock-Up Agreement, Director Nominating Agreement and Release Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The summary above is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 7.01 Regulation FD Disclosure.

On September 16, 2019, GPAQ and HOFV issued a press release announcing the execution of the Merger Agreement and that GPAQ and HOFV will host a conference call to discuss the Merger Agreement on September 17, 2019 at 8:30 a.m. ET. Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-407-4018, or for international callers, 1-201-689-8471. A telephone replay will be available from 11:30 am ET on September 17, 2019 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13694429. The press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 hereto is the investor presentation that will be used by GPAQ.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

Commencing shortly after the filing of this current report on Form 8-K, GPAQ intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing GPAQ’s securities, in connection with the proposed business combination transaction with HOFV, as described in this report.

In connection with the proposed business combination, Holdings will file with the SEC the Registration Statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of Newco at the closing of the business combination, which Registration Statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive Registration Statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting.

Investors and security holders of GPAQ are advised to read, when available, the draft of the Registration Statement, the preliminary proxy statement and amendments thereto, and the prospectus and the definitive proxy statement in connection with GPAQ’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: GPAQ, 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, GPAQ’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings.

Use of non-GAAP Financial Measures

The press release and investor presentation include non-GAAP financial measures of the combined company including forward-looking projections of adjusted EBITDA and annualized run-rate EBITDA. In the press release and investor presentation, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization. “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder’s fee (both of which will cease following closing of the merger) and other non-cash items such as non-cash-unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. “Annualized run-rate EBITDA” means “EBITDA” projected over an annualized period. We have presented forward-looking projections of adjusted EBITDA and annualized run-rate EBITDA in the press release and investor presentation because we consider them key measures used by the combined company management to understand and evaluate the combined company’s operating performance and trends, to prepare and approve the combined company’s annual budget and to develop short-term and long-term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate adjusted EBITDA and annualized run-rate EBITDA differently than we do. HOFV and GPAQ are unable to reconcile the forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward-looking basis.

Participants in the Solicitation

GPAQ, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of GPAQ’s and Newco’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of September 16, 2019, by and among Gordon Pointe Acquisition Corp., GPAQ Acquisition Holdings, Inc., GPAQ Acquiror Merger Sub, Inc., GPAQ Company Merger Sub, LLC, HOF Village, LLC and HOF Village Newco, LLC

10.1	Form of Lock-up Agreement

10.2	Form of Director Nominating Agreement

10.3	Form of Release Agreement

99.1	Press Release dated September 16, 2019

99.2	Investor Presentation dated September 16, 2019

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). GPAQ agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDON POINTE ACQUISITION CORP.

	By:	/s/ James J. Dolan
Name: James J. Dolan
Title: Chief Executive Officer

Dated: September 17, 2019